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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): January 17, 2006

                                OSPREY GOLD CORP.
             (Exact Name of Registrant as Specified in Its Charter)

                                     NEVADA
                 (State or Other Jurisdiction of Incorporation)

       000-28107                                  88-0399260
(Commission File Number)               (IRS Employer Identification No.)

                   41A AVENUE ROAD, TORONTO, ONTARIO, L4G 6Z8

               (Address of Principal Executive Offices)(Zip Code)

                                 (416) 955-1588
              (Registrant's Telephone Number, Including Area Code)



          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see general Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a012 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange Act (17 CFR 240.13e-4(c))


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On January 16, 2006, pursuant to Majority Written Consent in Lieu of Special
Meeting of the Stockholders of the Company, the following were elected as members of the Company's Board of Directors: Georges Benarroch, Linda Kent, Peter Hug and Jean Jacques Treyvaud. Based on same, Gordon Leliever, Peter (A.C.A.) Howe, Gerard Serfati, and David Carbonaro were effectively removed from, and therefore no longer serve as members of, the Board of Directors.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        OSPREY GOLD CORP.


                                        By: /s/ Georges Benarroch
                                            ------------------------------------
                                            Georges Benarroch, President


January 17, 2006